LOANS PAYABLE - OTHER	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
LOANS PAYABLE - OTHER

Note 6. LOANS PAYABLE - OTHER

At December 31, 2011 the Company was indebted to an unrelated third party in the amount of $75,000. The loan has a stated interest rate of 14.40% for the entire term of the loan. Principal and all accrued interest are due in December 2013. Interest expense for the year 2011 was $2,700.

At December 31, 2011 the Company was indebted to an unrelated third party in the amount of $100,290 and $4,000 The loans bears no interest and are due on demand.

At December 31, 2011 the Company was indebted to an unrelated third party in the amounts of $25,000 and $10,000. The loans bear interest at 17% per annum and are due in August and September 2012, respectively. The loans require all interest to be paid at the inception dates of the loans and the principal to be paid when the loans come due. Interest expense for these notes in 2011 was $2,180.